SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               BT INVESTMENT FUNDS
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                                                                 August 22, 1999



Dear Shareholder,


BT GLOBAL EMERGING MARKETS EQUITY FUND

I am writing to let you know that a meeting will be held September 21, 1999 for shareholders to vote on an important proposal for BT Global Emerging Markets Equity Fund (the "BT Fund"). As a shareholder in the BT Fund, you have the opportunity to voice your opinion on this matter.

THE PROPOSAL
We are asking shareholders of the BT Fund to approve an agreement and plan of reorganization between the BT Fund and the Morgan Grenfell Emerging Markets Equity Fund (the "MG Fund") to allow the BT Fund to transfer all of its assets and liabilities to the MG Fund in exchange for Institutional Shares of the MG Fund.


WHAT THIS MEANS FOR YOUR INVESTMENT

o You will receive Institutional Shares of the MG Fund equal to the total value of your investment in the BT Fund
o The Trustees believe you will benefit from the lower expense ratio of the MG Fund |X|
o    The transaction will be tax-free for shareholders and for both funds |X|
o The Trustees believe you will be able to enjoy the greater diversification that a larger fund may bring |X|
o Both funds have similar investment objectives and investment styles so there will be little change to the way your investment is managed


These benefits may result in the potential for higher returns due to the larger size of the MG Fund, the increased portfolio diversification and lower expenses.


IT IS IMPORTANT FOR YOU TO VOTE
This package contains information about the proposal, along with a proxy card for you to vote by mail, unless you are voting by telephone or through the Internet. Please take a moment to read the enclosed materials and cast your vote using the proxy card. Your prompt vote will help save money. If a majority of shareholders have not voted prior to the meeting, we must try to obtain more votes with additional mailings or phone solicitations.
Both of these are costly processes.

THE BT FUNDS' BOARD OF TRUSTEES, WHOSE PRIMARY ROLE IS TO PROTECT YOUR INTERESTS AS A SHAREHOLDER, HAS REVIEWED THE PROPOSAL. IN THE TRUSTEES' OPINION, THE PROPOSAL IS FAIR AND REASONABLE. THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSAL.


HOW TO VOTE
CAST YOUR VOTE BY COMPLETING AND SIGNING THE PROXY CARD, UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET. PLEASE MAIL YOUR COMPLETED AND SIGNED PROXY AS QUICKLY AS POSSIBLE, USING THE POSTAGE-PAID ENVELOPE PROVIDED.

PLEASE VOTE!  YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU
OWN.

ANY QUESTIONS?
Please call Shareholders Communications Corporation at 1-800-732-6168 if you have any questions about the proposal or voting procedures.


Sincerely,


Daniel O. Hirsch
Secretary

                     BT GLOBAL EMERGING MARKETS EQUITY FUND
                        (A SERIES OF BT INVESTMENT FUNDS)
                                ONE SOUTH STREET
                               BALTIMORE, MD 21202

                        NOTICE OF MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 21, 1999

THIS IS THE FORMAL AGENDA FOR A MEETING OF SHAREHOLDERS OF YOUR MUTUAL FUND. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND, IN CASE YOU WANT TO ATTEND THIS MEETING IN PERSON, THE TIME AND PLACE OF THE MEETING.

To the shareholders of BT Global Emerging Markets Equity Fund ("BT Fund"):

A meeting of BT Fund shareholders will be held at One South Street, Baltimore, MD 21202 on Tuesday, September 21, 1999 at 10:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between BT Fund and Morgan Grenfell Emerging Markets Equity Fund ("MG Fund"). Under this Agreement BT Fund would transfer all of its assets to MG Fund in exchange for Institutional shares of MG Fund. These shares would be distributed proportionately to you and the other shareholders of BT Fund. MG Fund would also assume BT Fund's liabilities. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2.       Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on July 22, 1999 are entitled to vote at the meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, BANKERS TRUST COMPANY WILL INCUR ADDITIONAL COSTS TO SOLICIT PROXIES.


                                By Order of the Board of Trustees,



                                Daniel O. Hirsch
                                Secretary

August 22, 1999

                               PROXY STATEMENT OF
                     BT GLOBAL EMERGING MARKETS EQUITY FUND
                        (A SERIES OF BT INVESTMENT FUNDS)

                                 PROSPECTUS FOR
                             INSTITUTIONAL SHARES OF
                  MORGAN GRENFELL EMERGING MARKETS EQUITY FUND
                 (A SERIES OF MORGAN GRENFELL INVESTMENT TRUST)

This proxy statement and prospectus contains the information you should know before voting on the proposed reorganization of BT Global Emerging Markets Equity Fund, One South Street, Baltimore, MD 21202 ("BT Fund") into Morgan Grenfell Emerging Markets Equity Fund, 885 Third Avenue, New York, NY 10022 ("MG Fund"). Please read it carefully and retain it for future reference.

Both MG Fund and BT Fund are open end mutual funds investing in equity securities of companies located in emerging market countries. MG Fund's investment objective is capital appreciation and BT Fund's investment objective is long-term capital growth.

HOW THE REORGANIZATION WILL WORK

[  ]   BT Fund will transfer all of its assets to MG Fund. MG Fund will assume
       BT Fund's liabilities.

[  ]   MG Fund will issue Institutional shares to BT Fund in an amount equal to the value of the assets it receives, less the liabilities it assumes, in the reorganization. These Institutional shares will be distributed to BT Fund's shareholders in proportion to their holdings in BT Fund on the reorganization date.

[  ]   The reorganization will be tax-free for federal income tax purposes.

[  ]   BT Fund will be liquidated and terminated and you will be a shareholder of MG Fund.

AN INVESTMENT IN MG FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF MG FUND OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIME.

------------------------------------------------------------------------------------------------------------------------
                          WHERE TO GET MORE INFORMATION
------------------------------------------------------------------------------------------------------------------------
Prospectus of MG Fund dated 3/1/99.                         In the same envelope as this proxy statement and prospectus.
                                                            Incorporated by reference into this proxy statement and
                                                            prospectus.
-----------------------------------------------------------
MG Fund's annual and semi-annual reports to shareholders.

------------------------------------------------------------------------------------------------------------------------
Prospectus of BT Fund dated 1/31/99.                        On file with the Securities and Exchange Commission
                                                            ("SEC") and available at no charge by calling
                                                            1-800-368-4031 or writing to us at the address shown
                                                            below.  Incorporated by reference into this proxy
                                                            statement and prospectus.
-----------------------------------------------------------
BT Fund's annual and semi-annual reports to shareholders.
-----------------------------------------------------------
A statement of additional information dated 8/16/99.  It
contains additional information about both MG Fund and BT
Fund.
------------------------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement and             Call our toll-free telephone number: 1-800-225-5291 or
prospectus.                                                 write to us at BT Service Center, P.O. Box 419210,
                                                            Kansas City, MO 64141-6210.
------------------------------------------------------------------------------------------------------------------------

      The date of this proxy statement and prospectus is August 22, 1999.

TABLE OF CONTENTS
                                                                    Page
                                                                    ----

INTRODUCTION                                                          1

SUMMARY                                                               1

THE REORGANIZATION                                                    6

CAPITALIZATION                                                        10

COMPARISON OF BUSINESS TRUSTS UNDER
 DELAWARE AND MASSACHUSETTS LAW                                       11

ADDITIONAL INFORMATION ABOUT
 THE FUNDS' BUSINESSES                                                12

BOARDS' EVALUATION AND RECOMMENDATION                                 13

VOTING RIGHTS AND REQUIRED VOTE                                       13

INFORMATION CONCERNING THE MEETING                                    14

OWNERSHIP OF SHARES OF THE FUNDS                                      15

EXPERTS                                                               16

AVAILABLE INFORMATION                                                 16


                                    EXHIBITS

A. Agreement and Plan of Reorganization between Morgan Grenfell Emerging Markets Equity Fund and BT Global Emerging Markets Equity Fund (attached to this proxy statement and prospectus)

B. Annual report to shareholders dated October 31, 1998 and semiannual report to shareholders dated April 30, 1999 of Morgan Grenfell Emerging Markets Equity Fund

C.   Prospectus dated March 1, 1999 of Morgan Grenfell Emerging Markets Equity
     Fund

                                  INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of BT Fund to solicit proxies to be voted at a special meeting of shareholders of BT Fund. This meeting will be held at One South Street, Baltimore, MD 21202 on Tuesday, September 21, 1999 at 10:00 a.m., Eastern time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of BT Fund into MG Fund. This proxy statement and prospectus is being mailed to BT Fund's shareholders on or about August 22, 1999.

WHO IS ELIGIBLE TO VOTE?

BT Fund shareholders of record on July 22, 1999 are entitled to attend and vote at the meeting or any adjourned meeting. Each share of BT Fund outstanding on July 22, 1999 is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                     SUMMARY

The following is a summary. More complete information appears later in this proxy statement. You should read the entire proxy statement and the enclosed exhibits carefully because they contain details that are not in the summary. The materials in the exhibits and the statement of additional information dated August 22, 1999 for MG Fund and BT Fund are hereby incorporated by reference into this proxy statement and prospectus.

COMPARISON OF MG FUND TO BT FUND

---------------------------- ------------------------------------------- -------------------------------------------
                                              MG Fund                                     BT Fund
---------------------------- ------------------------------------------- -------------------------------------------
GENERAL                      A diversified series of Morgan Grenfell     A diversified series of BT Investment
                             Investment Trust ("MG Trust").  MG Trust    Funds ("BT Trust").  BT Trust is an
                             is an open-end management investment        open-end management investment company
                             company organized as a Delaware business    organized as a Massachusetts business
                             trust.                                      trust.
---------------------------- ------------------------------------------- -------------------------------------------
INVESTMENT                   MG Fund invests directly in securities,     BT Fund is a feeder fund in a master-feeder
STRUCTURE                    as described below.                         structure, which means that it invests all of its
                                                                         assets in Global Emerging Markets Equity Portfolio
                                                                         ("BT Portfolio"), a series of BT Investment
                                                                         Portfolios. BT Portfolio has the same investment
                                                                         objective as BT Fund. All references to the BT
                                                                         Fund in this proxy statement include BT Portfolio
                                                                         where appropriate.
---------------------------- ------------------------------------------- -------------------------------------------
NET ASSETS AS OF JULY 22,    $157,082,683.900                            $3,828,758.800
1999
---------------------------- ------------------------------------------- -------------------------------------------
INVESTMENT                   Morgan Grenfell Investment Services Ltd.    Bankers Trust Company ("BT") is the
ADVISERS                     ("MGIS") is MG Fund's investment            investment adviser of the BT Portfolio in
                             adviser.  It is a subsidiary of Morgan      which the BT Fund invests.
                             Grenfell Asset Management, Ltd.
---------------------------- ---------------------------------------------------------------------------------------
CONTROL OF INVESTMENT        MGIS and BT are indirect wholly owned subsidiaries of Deutsche Bank AG, an
ADVISERS AND SUBADVISERS     international commercial and investment banking group.
---------------------------- ------------------------------------------- -------------------------------------------
PORTFOLIO MANAGERS           A portfolio management committee made up    Neil Jenkins, director of Morgan Grenfell
                             of professionals and analysts makes all     Investment Services Limited, and Julie
                             of MG Fund's investment decisions.          Wang, principal of Bankers Trust are the
                                                                         portfolio managers for BT Fund.
---------------------------- ------------------------------------------- -------------------------------------------


                                       1

---------------------------- ------------------------------------------- -------------------------------------------
                                              MG Fund                                     BT Fund
---------------------------- ------------------------------------------- -------------------------------------------
                                      INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------------------------------------------
INVESTMENT                   Capital appreciation.                       Long-term capital growth.
OBJECTIVES
---------------------------- ------------------------------------------- -------------------------------------------
PRINCIPAL                    MG Fund invests at least 65% of its total   BT Fund invests at least 65% of its total
INVESTMENTS                  assets in the equity securities of          assets in stocks and other securities
                             growth-oriented companies located in        with equity characteristics of companies
                             emerging markets.                           in the world's emerging markets.

                             An emerging market is defined as a          An emerging market is defined as one that
                             smaller, less experienced securities        has experienced comparatively little
                             market typically located in Latin           industrialization.
                             America, Europe, the Middle East, Africa
                             and Asia.


                             MG Fund may invest more than 25% of         BT Fund normally does not invest more
                             its assets in securities of companies       than 25% of its assets in securities of
                             located in each of Mexico and Brazil.       companies located in any single country.


                             MG Fund may invest up to 35% of its         BT Fund may invest up to 35% of its
                             total assets in cash, short-term            assets in emerging market bonds and other
                             securities and equity securities traded     debt securities.
                             in developed markets (including the U.S.)
---------------------------- ---------------------------------------------------------------------------------------
EQUITY SECURITIES            Each fund may invest in equity and equity related securities, including common stock, preferred stock, rights and warrants, convertible securities and sponsored or unsponsored ADRs, EDRs, GDRs and IDRs.
---------------------------- ------------------------------------------- -------------------------------------------
PRINCIPAL STRATEGIES         MG Fund's portfolio management team         BT Fund invests for the long term and employs a
                             generally uses a "bottom-up" approach to    strategy of growth at a reasonable price. The
                             picking stocks.  This approach focuses on   portfolio manager seeks to identify companies in
                             individual stock selection rather than      emerging markets that combine strong potential for
                             country selection.  MG Fund focuses on      earnings growth with reasonable investment value.
                             undervalued stocks of companies with        These companies typically exhibit increasing rates
                             fast-growing earnings and superior          of profitability and cash flow, yet their share
                             near-to-intermediate term performance       prices compare favorably to those of other stocks
                             potential.                                  in a given market and of their global peers.
---------------------------- ------------------------------------------- -------------------------------------------
                             The team uses an active process which       In evaluating stocks, BT Fund's
                             emphasizes fundamental company research     portfolio manager considers factors such
                             through financial analysis and company      as sales, earnings, cash flow and
                             visits. The team also uses a                enterprise value. Enterprise value is a
                             risk-controlled asset allocation process    company's market capitalization plus the
                             and attempts to add value at the            value of its net debt as well as other
                             regional level.                             quantitative factors. These indicators
                                                                         of growth and value may identify
                                                                         companies with improving growth
                                                                         prospects before the market in general
                                                                         has taken notice.
---------------------------- ---------------------------------------------------------------------------------------
OTHER INVESTMENTS            Each fund may invest in debt securities, bond and other debt instruments, including
DEBT SECURITIES              sovereign and supranational debt obligations.
---------------------------- ---------------------------------------------------------------------------------------


                                       2

---------------------------- ------------------------------------------- -------------------------------------------
                                              MG Fund                                     BT Fund
---------------------------- ---------------------------------------------------------------------------------------
Minimum credit               MG Fund's investments in debt securities    BT Fund will invest only in debt
quality                      are not subject to any minimum credit       securities that have earned a rating of C
                             rating requirements.  Thus, MG Fund can     or better from S&P or Moody's or, if
                             invest up to 35% of its assets in           unrated, determined to be of comparable
                             securities rated below the top four         quality.  The fund will not invest more
                             long-term rating categories of a rating     than 5% of its assets in bonds or other
                             organization or determined by MGIS to be    debt securities rated BBB or lower by S&P
                             of comparable quality.  These below         or Baa or lower by Moody's.
                             investment grade securities are commonly
                             known as "junk bonds."

---------------------------- ------------------------------------------- -------------------------------------------
Brady bonds                  Each fund may invest in Brady Bonds that have been issued by Argentina, Brazil, Costa
                             Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela.
                             ------------------------------------------- -------------------------------------------
                             MG Fund may also invest in Brady Bonds
                             issued by the governments of Bulgaria,
                             the Dominican Republic, Ecuador, Jordan,
                             Panama and Poland.
---------------------------- ------------------------------------------- -------------------------------------------
Illiquid securities          Each fund may invest up to 15% of its net
                             assets in illiquid securities.
---------------------------- ------------------------------------------- -------------------------------------------
Investment                   Each fund may invest in other investment
companies                    companies to the extent permitted by the
                             Investment Company Act of 1940.
---------------------------- ------------------------------------------- -------------------------------------------
Derivatives                  Each fund may:

                             [  ]   Purchase and sell (write) put and call options on securities, securities indices and currencies.  These options may be traded on exchanges or over-the-counter.
                             [  ]   Enter into futures contracts on securities, securities indices and currencies, and may purchase and write put and call options on these futures contracts.
                             [  ]   Enter into forward contracts on currencies.

---------------------------- ------------------------------------------- -------------------------------------------
Derivatives                  MG Fund may also:                           BT Fund may purchase options on any type
                             [  ]   Purchase and write yield curve       of security that it may invest in, but
                             options.                                    may write securities options only if they
                             [  ]   Enter into currency swaps and        are based on stocks.
                             interest rate swaps, caps and floors.
---------------------------- ------------------------------------------- -------------------------------------------
                             MG Fund may engage in any of the above      BT Fund may purchase and write securities
                             derivatives transactions for both hedging   and index options for both hedging
                             and non-hedging purposes.                   purposes and non-hedging purposes, but
                                                                         may enter into other options, futures and
                                                                         forward contracts only for hedging
                                                                         purposes.
---------------------------- ---------------------------------------------------------------------------------------
TEMPORARY DEFENSIVE          Each fund may depart from its principal investment strategies in order to take a
POSITIONS                    temporary defensive position by investing up to 100% of its assets in U.S. or foreign government money market instruments or other short term debt securities.
---------------------------- ---------------------------------------------------------------------------------------
                             PRINCIPAL INVESTMENT RISKS
---------------------------- ---------------------------------------------------------------------------------------
GENERAL                      You could lose money on your investment in either
                             fund. There is no guarantee that either fund will
                             achieve its investment objective.
---------------------------- ---------------------------------------------------------------------------------------
MANAGEMENT                   RISK The value of each fund's shares depends in
                             part on the ability of its adviser to assess
                             economic conditions and investment opportunities.
                             If the adviser's judgment about the attractiveness
                             of various investments proves to be incorrect, a
                             fund may underperform its stated benchmark or
                             competing investments.
---------------------------- ---------------------------------------------------------------------------------------
STOCK                        MARKET RISK As with any equity growth fund, the
                             value of your investment in either fund will
                             fluctuate in response to stock market movements. An
                             adverse event, such as an unfavorable earnings
                             report, may depress the value of a particular
                             company's stock.
---------------------------- ---------------------------------------------------------------------------------------

                                       3

---------------------------- ------------------------------------------- -------------------------------------------
                                              MG Fund                                     BT Fund
---------------------------- ---------------------------------------------------------------------------------------

FOREIGN COUNTRY RISKS        Foreign investing involves higher risks
                             than investing in U.S. markets because
                             the value of each fund's investments
                             depends in part upon currency exchange
                             rates, political and regulatory
                             environments and overall economic factors
                             in the countries in which the fund
                             invests.  In addition:

                             [  ]   Foreign governments could
                             expropriate or nationalize assets, impose
                             withholding or other taxes on dividend or
                             interest payments or capital gains and
                             prohibit transactions in the country's
                             currency.
                             [  ]   Foreign companies may not be
                             subject to the same accounting, auditing
                             and financial reporting standards and
                             requirements as U.S. companies.
                             [  ]   Foreign brokerage commissions
                             and custodian fees are generally higher
                             than those in the United States.
                             [  ]   Foreign countries' securities
                             markets may be less liquid, more volatile
                             and subject to less government regulation
                             than U.S. securities markets.

---------------------------- ---------------------------------------------------------------------------------------
CURRENCY RISK                Each fund invests in foreign securities denominated in foreign currencies. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of a fund's securities denominated in those currencies.
---------------------------- ---------------------------------------------------------------------------------------
Emerging                     Emerging markets generally have less
market risks                 mature economic structures and less
                             stable political systems than more
                             developed markets.  Emerging markets may
                             have high inflation and rapidly changing
                             interest and currency exchange rates.
                             Regulators in emerging market countries
                             are more likely than those in developed
                             countries to impose capital controls.
                             Securities markets in these countries
                             tend to be more volatile and less liquid
                             than in developed countries.
---------------------------- ------------------------------------------- -------------------------------------------
Country                      Since MG Fund may invest more than 25% of   BT Fund does not concentrate its
concentration risk           its investments in Brazil and Mexico, it    investments in any one country.
                             could be particularly susceptible to
                             adverse political and economic
                             developments in those countries.
---------------------------- ------------------------------------------- -------------------------------------------
Risks associated with        The value of bonds and other fixed income securities held by a fund will normally
fixed income securities      decline when interest rates rise.  The longer a fixed income security's duration and the lower its credit quality, the more its value typically falls.  Duration measures in years the sensitivity of the security to interest rate risk.  A higher duration means the security is more sensitive to interest rate risk.  The value of a fixed income security will also go down in value if the issuer defaults on its principal and interest payment obligations or has its credit rating downgraded.
---------------------------- ---------------------------------------------------------------------------------------
Below investment grade       Investments in below investment grade securities are subject to a greater risk of
securities                   issuer default than higher rated securities.  These securities are riskier because they are issued by companies and government entities that are not as financially secure as issuers of higher rated securities and are more sensitive to increases in interest rates, economic downturns and adverse market conditions.
---------------------------- ---------------------------------------------------------------------------------------
Derivatives risks            Derivatives used for hedging may not fully offset the underlying positions.
                             Derivatives transactions may not have the intended effects and may result in losses or missed opportunities.  Derivatives that involve leverage may magnify losses from adverse market developments.  In addition, there is the risk that a counterparty will fail to honor a contract's terms, which would deprive a fund of the hedging and other benefits of the contract.  Some derivatives, especially those not traded on an exchange, may become illiquid and difficult to value accurately.
---------------------------- ---------------------------------------------------------------------------------------

                                       4



---------------------------- ------------------------------------------- -------------------------------------------
                                              MG Fund                                     BT Fund
---------------------------- ---------------------------------------------------------------------------------------
Year 2000 risk               Many computer systems today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated.  Each fund's investment adviser is taking steps designed to address the year 2000 problem and to obtain reasonable assurances that comparable steps are being taken by the fund's other major service providers.  Although there can be no assurance that these systems will be properly adapted in time for the year 2000, the advisers expect that they will be.  If an issuer of securities in either fund's portfolio is unable to resolve its year 2000 problems at a reasonable cost, these securities may go down in value.  If the adviser or its service providers do not succeed, it could materially affect shareholder services.
---------------------------- ---------------------------------------------------------------------------------------
                                      BUYING, EXCHANGING AND REDEEMING SHARES
---------------------------- ---------------------------------------------------------------------------------------
Net asset value              Each fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) on each business day.  Each fund's portfolio securities are valued either based on market quotations or if market quotations are unavailable, at fair value, which involves estimating a security's value based on information other than market quotations.
---------------------------- ---------------------------------------------------------------------------------------
Classes of shares            MG Fund offers two classes of shares:       BT Fund has only one class of shares,
                             Institutional shares and Service shares.    which is offered without a sales charge.
                             Both Institutional and Service shares are
                             offered to the public without a sales
                             charge.  Only Institutional shares are
                             being offered to BT Fund shareholders in
                             this proxy statement and prospectus.
---------------------------- ------------------------------------------- -------------------------------------------
Rule 12b-1 and service fees  Institutional shares are not subject to     BT Fund shares are not subject to any
                             any Rule 12b-1 or service fee.              Rule 12b-1 or service fee.
---------------------------- ------------------------------------------- -------------------------------------------
Buying and selling shares    Institutional shares: Institutions and      Investors may purchase or redeem shares
                             other investors may purchase and redeem     either from authorized brokers or
                             shares through brokers or by dealing        directly from BT Fund.
                             directly with MG Fund.
---------------------------- ------------------------------------------- -------------------------------------------
Minimum investment amounts   Institutional shares: $250,000              Initial:  $2,500
                                                                         Subsequent:  $250
---------------------------- ------------------------------------------- -------------------------------------------
Exchanging shares            Institutional shares may be exchanged for   BT Fund shares may be exchanged for
                             institutional shares of any other Morgan    shares of another BT mutual fund up to
                             Grenfell fund as long as the shareholder    four times a year without charge.
                             exchanges at least $50,000, the minimum
                             amount required for an exchange.
---------------------------- ------------------------------------------- -------------------------------------------

MG Fund will waive the minimum investment amount for any BT Fund account that, after the reorganization, contains less than the minimum investment amount required for MG Fund.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Institutional shares of MG fund or shares of BT Fund. The table also shows pro forma expenses of Institutional shares of MG Fund following the proposed reorganization.

  ------------------------------------------------------- -------- ---------------- ---------------- ----------------
  FOR THE YEAR ENDED OCTOBER 31, 1998                                                   MG FUND
                                                                       MG FUND       INSTITUTIONAL
                                                                     (PRO FORMA)        SHARES           BT FUND
  ------------------------------------------------------- -------- ---------------- ---------------- ----------------
  SHAREHOLDER FEES                                                 None             None             None
  (fees paid directly from your investment)
  ------------------------------------------------------- -------- ---------------- ---------------- ----------------
  ANNUAL FUND OPERATING EXPENSES BEFORE EXPENSE
  LIMITATION(1)
  (expenses deducted from fund assets)
  ------------------------------------------------------- -------- ---------------- ---------------- ----------------
  Management fees                                                  1.00%            1.00%            1.10%
  ------------------------------------------------------- -------- ---------------- ---------------- ----------------
  Distribution (12b-1) and/or service fees                         None             None             None
  ------------------------------------------------------- -------- ---------------- ---------------- ----------------
  Other expenses                                                   0.52%            0.52%              9.61%
  ------------------------------------------------------- -------- ---------------- ---------------- ----------------
  TOTAL ANNUAL FUND OPERATING EXPENSES (1)                         1.52%            1.52%            10.71%
  -------------------------------------------------------------------------------------------------------------------
  (1) MG Fund has an expense limitation which is voluntary and may be revoked at any time by MGIS, the fund's investment adviser.  BT has agreed contractually for the 16-month period ending January 31, 2000 to waive its own fees and reimburse other BT Fund expenses so that the BT Fund's expenses will not exceed 1.90%.  MGIS has agreed to waive for an indefinite period its own fees and reimburse other MG Fund expenses so that the MG Fund's expenses will not exceed 1.25% for Institutional shares.
  -------------------------------------------------------------------------------------------------------------------

                               THE REORGANIZATION

TERMS OF THE REORGANIZATION

The funds' trustees have approved an Agreement and Plan of Reorganization, a copy of which is attached as Exhibit
A. The Agreement provides for reorganization on the following terms:

[ ] The reorganization is scheduled to occur at 5:00 p.m., Eastern time, on September 30, 1999, but may occur on any later date before December 31, 2000.

[ ] Prior to the reorganization BT Fund will redeem its entire interest in BT Portfolio in exchange for a pro rata share of the portfolio securities and other assets of BT Portfolio. In the reorganization, BT Fund will transfer all of its assets to MG Fund, and in exchange MG Fund will assume BT Fund's liabilities and issue shares as described below.

[ ] MG Fund will issue Institutional shares to BT Fund in an amount equal to the value of the assets received by MG Fund, less the liabilities assumed by MG Fund, in the transaction. These shares will immediately be distributed by BT Fund to BT Fund's shareholders in proportion to their holdings in BT Fund on the reorganization date. As a result, shareholders of BT Fund will become Institutional shareholders of MG Fund.

[ ] The net asset value of both funds will be computed as of 4:00 p.m., Eastern time, on the reorganization date.

[  ]  After the reorganization is over, BT Fund will be terminated.

The following diagram shows how the reorganization will be carried out.

-----------------------                                                        --------------------
BT Fund transfers its                                                           MG Fund receives
      assets and                                                                 assets from and
liabilities to MG Fund   ->->->->->->->->->->->->->->->->->->->->->->->->->          assumes
                                                                                liabilities of BT
                                                                                      Fund
-----------------------                                                        --------------------
 BT Fund shareholders                    BT Fund receives                            MG Fund
   receive MG Fund                       these shares and                         Institutional
 Institutional shares    ->->->->->->    distributes them    ->->->->->->->->   shares are issued
                                        to its shareholders
-----------------------                                                        --------------------

TAX STATUS OF THE REORGANIZATION

The reorganization will be tax-free for federal income tax purposes and will not take place unless BT Fund and MG Fund receive from the law firm of Hale and Dorr LLP, a satisfactory opinion substantially to the effect that:

[  ]   The transfer of BT Fund's assets to MG Fund in exchange for
       Institutional shares of MG Fund and the assumption of BT Fund's liabilities, followed by the distribution of such shares to BT Fund's shareholders and the termination of BT Fund, will be a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

[  ]   No gain or loss will be recognized by BT Fund upon (1) the transfer of all of its assets to MG Fund as described above or (2) the distribution by BT Fund of MG Fund Institutional shares to BT Fund's shareholders;

[  ]   No gain or loss will be recognized by MG Fund upon the receipt of BT
       Fund's assets solely in exchange for the issuance of MG Fund Institutional shares to BT Fund and the assumption of all of BT Fund's liabilities by MG Fund;

[  ]   The basis of the assets of BT Fund acquired by MG Fund will be, in each instance, the same as the basis of those assets in the hands of BT Fund immediately before the transfer;

[  ]   The tax holding period of the assets of BT Fund in the hands of MG Fund will include BT Fund's tax holding period for those assets;

[  ]   The shareholders of BT Fund will not recognize gain or loss upon the exchange of all their shares of BT Fund solely for MG Fund
       Institutional shares as part of the reorganization;

[  ]   The basis of MG Fund Institutional shares received by BT Fund's shareholders in the reorganization will be the same as the basis of the shares of BT Fund surrendered in exchange; and

[  ]   The tax holding period of the MG Fund Institutional shares received by
       BT Fund's shareholders will include, for each shareholder, the tax holding period of the shares of BT Fund surrendered in exchange, provided that the MG Fund Institutional shares were held as capital assets on the date of the exchange.

REASONS FOR THE PROPOSED REORGANIZATION

The board of trustees of BT Fund believes that the proposed reorganization will be advantageous to the shareholders of BT Fund for several reasons. The board of trustees considered the following matters, among others, in approving the reorganization in a meeting held on June 9, 1999.

OVERLAPPING INVESTMENT STRATEGY AND MARKET NICHE. BT Fund and MG Fund both have essentially identical investment objectives and invest primarily in the equity securities of companies in emerging markets. This is a highly specialized asset class appealing to a relatively narrow group of investors. U.S. mutual funds investing in emerging market equities accounted for less than .27% of new sales of mutual fund shares in 1998.1 Due to the acquisition of BT by Deutsche Bank AG on June 4, 1999, both funds are now being marketed by the same sales force. Because offering each fund hinders the other fund's potential for asset growth, it is not advantageous to operate and market BT Fund separately from MG Fund.

GREATER DIVERSIFICATION. As described further below, the MG Fund is significantly larger than the BT Fund. Shareholders of both funds may be better served by a combined fund offering greater diversification. To the extent that combining the funds' assets into a single portfolio creates a larger asset base, MG Fund's investment portfolio can achieve greater diversification after the reorganization than is currently possible for either fund and particularly the significantly smaller BT Fund. Greater diversification is expected to benefit the shareholders of both funds because it may reduce the negative effect that the adverse performance of any one security may have on the performance of the entire portfolio.

INVESTMENT PERFORMANCE. MG Fund Institutional shares received in the reorganization will provide BT Fund's shareholders with substantially the same investment advantages as they currently have at a comparable level of risk. The BT Fund board of trustees also considered the performance history of each fund, which is shown in the table below. Although BT Fund outperformed MG Fund for the one-year period ended June 30, 1999, the trustees noted that BT Fund had only existed for one year and that market conditions during the one year period were extremely volatile. The trustees noted that the portfolio manager for BT Fund who had played an important role in achieving that performance record left and that the BT Fund's current portfolio manager had been with the BT Fund for less than six months. From January 1, 1999 through July 20, 1999, the difference in the two funds' performance narrowed. During this time period, MG Fund's performance was 37.16% and BT Fund's performance was 42.98%. The trustees considered the possibility that, in light of BT Fund's small asset size, BT Fund's initial one year performance record does not provide a sufficient period to adequately evaluate its performance in comparison with other emerging market funds. The trustees further noted that due to the overlapping investment strategy, market niche and the similar marketing channels of these funds, all shareholders may benefit by the greater diversification and the possibility of reduced expenses due to the combination of the funds.

  -------------------------------------------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
  -------------------------------------------------------------------------------------------------------------------
                                                        MG FUND                               BT FUND
                                                  INSTITUTIONAL SHARES
                                                   (INCEPTION 2/1/94)                   (INCEPTION 6/30/98)
  --------------------------------------- ------------------------------------- -------------------------------------
  1 year ended 6/30/99                                   12.85%                                29.90%
  --------------------------------------- ------------------------------------- -------------------------------------
  5 years ended 6/30/99                                 (1.67)%                                 N/A
  --------------------------------------- ------------------------------------- -------------------------------------
  Inception through 6/30/99                             (3.72)%                                29.90%
  --------------------------------------- ------------------------------------- -------------------------------------
  --------------------------------------- ------------------------------------- -------------------------------------
  Year to date (7/20/99)                                 37.16%                                42.98%
  --------------------------------------- ------------------------------------- -------------------------------------

POSSIBILITY OF REDUCED EXPENSES. A combined fund offers economies of scale that may lead to better control over expenses than is currently possible, particularly for BT Fund. Both funds incur substantial costs for accounting, legal, transfer agency services, insurance, and custodial and administrative services. As shown in the fee table in the Summary, the investment management fee rate and expense ratio of MG Fund Institutional shares are lower than those of BT Fund, both on a gross basis and after taking into account current fee waivers and expense reimbursements.

BENEFITS TO MG FUND. The board of trustees of MG Fund considered that the reorganization presents an excellent opportunity for MG Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that are normally associated with the purchase of portfolio securities. This opportunity provides an economic benefit to MG Fund and its shareholders.

BENEFITS TO ADVISERS AND OTHER SERVICE PROVIDERS. The boards of trustees of both funds considered that the funds' advisers, administrators and distributors will also benefit from the reorganization. For example, the advisers and administrators might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer prospectuses, reports and regulatory filings. The trustees believe, however, that these savings will not amount to a significant economic benefit.

ADDITIONAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION

SURRENDER OF SHARE CERTIFICATES. Shareholders of BT Fund whose shares are represented by one or more share certificates should, before the reorganization date, either surrender their certificates to BT Fund or deliver to BT Fund a lost certificate affidavit, in the form and accompanied by any surety bonds that BT Fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be cancelled, will no longer evidence ownership of BT Fund's shares and will evidence ownership of MG Fund Institutional shares. Shareholders may not redeem or transfer the MG Fund Institutional shares received in the reorganization until they have surrendered their MG Fund share certificates or delivered an Affidavit. MG Fund will not issue share certificates in the reorganization.

CONDITIONS TO CLOSING THE REORGANIZATION. The obligation of BT Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by MG Fund of all its obligations under the Agreement and the receipt of an officers' certificate and an opinion of counsel from MG Fund (see Agreement, paragraph 6).

The obligation of MG Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including BT Fund's performance of all of its obligations under the Agreement and the receipt of certain financial and tax information, an officers' certificate and an opinion of counsel from BT Fund (see Agreement, paragraph 7).

The obligations of both funds are subject to the approval of the Agreement by the necessary vote of the outstanding shares of BT Fund, in accordance with the provisions of BT Fund's declaration of trust and by-laws. The funds' obligations are also subject to several other conditions, including the receipt of all consents, orders and permits necessary to consummate the reorganization and the receipt of a favorable opinion of counsel to each fund as to the federal income tax consequences of the reorganization. (see Agreement, paragraph 8).

TERMINATION OF AGREEMENT. BT Fund or MG Fund may mutually agree to terminate the Agreement (even if the shareholders of BT Fund have already approved it) at any time before the reorganization date. Either fund may also terminate the Agreement if the other fund has breached any representation, warranty or agreement contained in the Agreement or if any condition to closing the reorganization cannot or will not be met.

EXPENSES OF THE REORGANIZATION. Bankers Trust Company has informed the funds that it will bear all costs of the reorganization except that BT Fund will bear the fees and expenses incurred in connection with its liquidation and termination. These liquidation and termination fees are expected to be approximately $5,000.00.

                                 CAPITALIZATION

The following table sets forth the capitalization of each fund as of April 30, 1999, and the PRO FORMA combined capitalization of both funds as if the reorganization had occurred on that date. The table reflects PRO FORMA exchange ratios of approximately 1.9 MG Fund Institutional shares being issued for each share of BT Fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated due to changes in any of the following:

[  ]   The market value of the portfolio securities of both MG Fund and BT Fund between April 30, 1999 and the reorganization date.

[  ]   Changes in the amount of undistributed net investment income and net realized capital gains of MG Fund and BT Fund during that period resulting from income and distributions.

[  ]   Changes in the accrued liabilities of MG Fund and BT Fund during the same period.

  ------------------------------- ---------------- ---------------------------------- -------------------------------
  CAPITALIZATION AS                                                                              MG FUND
  OF APRIL 30, 1999                   BT FUND                   MG FUND                      PRO FORMA COMBINED(1)
                                      -------                   -------               ----   -------------------
                                                    Institutional        Service       Institutional      Service
                                                    -------------        -------       -------------      -------
  Net assets                        $3,333,622       $133,694,604          N/A         $137,025,226         N/A
  ----------
  Net asset value per share           $12.03            $6.34              N/A             $6.34            N/A
  -------------------------
  Shares outstanding                  276,807         21,083,984           N/A          21,609,319          N/A
  ------------------
  ------------------------------- ---------------- ----------------- ---------------- ---------------- --------------

1 If the reorganization had taken place on April 30, 1999, BT Fund would have received 525,335 Institutional shares of MG Fund, which would have been available for distribution to the shareholders of BT Fund.

It is impossible to predict how many Institutional shares of MG Fund will actually be received and distributed by BT Fund on the reorganization date. The table should not be relied upon to determine the amount of MG Fund Institutional shares that will actually be received and distributed.

       COMPARISON OF BUSINESS TRUSTS UNDER DELAWARE AND MASSACHUSETTS LAW

BT Fund is organized as a Massachusetts business trust. MG Fund is organized as a Delaware business trust. The following is a comparison of the laws of Massachusetts and Delaware applicable to business trusts.

Limitation of Shareholders' and Funds' Liability. Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust (such as BT Fund) may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware statutory law may be considered to afford greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware business trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of multiple series of a Massachusetts business trust. While it is frequently assumed that a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability. Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the business trust or a shareholder thereof) for any act, omission or obligation of the business trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware business trust's declaration of trust or by-laws will not subject the trustee to liability to the business trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the business trust's declaration of trust or by-laws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee who is not also an officer of the trust for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. These limitations on liability under Delaware law are generally consistent with those applicable to directors of a corporation under Delaware law and may be beneficial in attracting and retaining qualified persons to act as trustees.

Shareholder Voting. Delaware law provides that a Delaware business trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit shareholder voting through computer or electronic media. For an investment company with a significant number of shareholders with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting.

Declarations of Trust. Although neither a Delaware business trust nor a Massachusetts business trust is required to hold annual shareholder meetings, Delaware law affords to the trustees the ability to adapt the Delaware business trust to future contingencies without the necessity of holding a special shareholder meeting. The trustees of a Delaware business trust may have the power to amend the business trust's governing instrument to create a class or series of shares of beneficial interest that was not previously outstanding; to dissolve the business trust; to incorporate the Delaware business trust; to merge or consolidate with another entity; to sell, lease, exchange, transfer, pledge or otherwise dispose of all or any part of the business trust's assets; to cause any series to become a separate trust; and to change the Delaware business trust's domicile -- all without shareholder vote. Any exercise of authority by the trustees will be subject to applicable state and federal law. The flexibility of Delaware business trusts should help to assure that a Delaware business trust operates under the most advantageous form of organization and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

The following table shows where in each fund's prospectus you can find additional information about the business of the fund.

  --------------------------------------- ---------------------------------------------------------------------------
           TYPE OF INFORMATION                                     HEADINGS IN PROSPECTUSES
  --------------------------------------- ------------------------------------- -------------------------------------
                                                        MG FUND                               BT FUND
  --------------------------------------- ------------------------------------- -------------------------------------
  RISK/RETURN SUMMARY                     Fund Descriptions: Emerging Markets   Overview of the Institutional
                                          Equity                                Global Emerging Markets Equity Fund
  --------------------------------------- ------------------------------------- -------------------------------------
  Investment objectives/goals             Investment Objective and Strategy     Goal
  --------------------------------------- ------------------------------------- -------------------------------------
  Principal investment strategies         Investment Objective and Strategy,    Core Strategy, Investment Policies
                                          Principal Holdings                    and Strategies
  --------------------------------------- ------------------------------------- -------------------------------------
  Principal risks of investing in the     Investment Risks, Who May Want to     Principal Risks of Investing in the
  funds: narrative disclosure             Invest                                Fund, Who Should Consider Investing
                                                                                in the Fund
  --------------------------------------- ------------------------------------- -------------------------------------
  Principal risks of investing in the     Fund Performance                      Total Returns, After Fees and
  funds: risk/return bar chart and table                                        Expenses
  --------------------------------------- ------------------------------------- -------------------------------------
  Fee table                               Shareholder Expenses                  Annual Fund Operating Expenses
  --------------------------------------- ------------------------------------- -------------------------------------
  BODY OF PROSPECTUS                                                            A Detailed Look at the
                                                                                Institutional Global Emerging
                                                                                Markets Equity Fund
  --------------------------------------- ------------------------------------- -------------------------------------
  Investment objectives, principal        More About Risk                       Objective, The Case for Emerging
  investment strategies and related                                             Markets, Strategy, Principal
  risks                                                                         Investments, Investment Process,
                                                                                Risks
  --------------------------------------- ------------------------------------- -------------------------------------
  Management: investment                  Investment Adviser                    Management of the Fund
  adviser and portfolio manager
  --------------------------------------- ------------------------------------- -------------------------------------
  Shareholder information:                Managing Your Investment: Buying      Calculating the Fund's Share Price
  pricing of fund shares                  and Selling Shares: How Shares are
                                          Priced
  --------------------------------------- ------------------------------------- -------------------------------------
  Shareholder information:                Managing Your Investment: Buying      Buying and Selling Fund Shares
  purchase of fund shares                 and Selling Shares: Buying and
                                          Selling Shares Through a Plan,
                                          Buying and Selling Shares Through a
                                          Broker, Buying and Selling Shares
                                          Directly, Payment of Redemption
                                          Proceeds
  ---------------------------------------
  Shareholder information:
  redemption of fund shares
  --------------------------------------- ------------------------------------- -------------------------------------
  Shareholder information:                Managing Your Investment: Holding     Dividends and Distributions, Tax
  dividends and distributions; tax        Shares: Dividends and                 Considerations
  consequences                            Distributions, Tax Considerations
  --------------------------------------- ------------------------------------- -------------------------------------
  Financial highlights                    Financial Highlights                  Financial Highlights
  information
  --------------------------------------- ------------------------------------- -------------------------------------


                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of BT Fund, including the trustees who are not "interested persons" of either fund or any of their advisers ("independent trustees"), approved the reorganization at a meeting held on

June 9, 1999. In particular, the board determined that the reorganization was in the best interests of BT Fund and that the interests of BT Fund's shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees of MG Fund, including the independent trustees, approved the reorganization at a meeting held on June 9, 1999. The board also determined that the reorganization was in the best interests of MG Fund and that the interests of MG Fund's shareholders would not be diluted as a result of the reorganization.

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES OF BT FUND RECOMMENDS THAT THE SHAREHOLDERS OF BT FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.
--------------------------------------------------------------------------------


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of BT Fund outstanding on the record date is entitled to one vote. Approval of the above proposal requires the affirmative vote of a majority of the shares of BT Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of BT Fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the BT Fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the BT Fund.

Shares of BT Fund represented in person or by proxy, including shares which abstain or do not vote on the proposal, will be counted for purposes of determining whether there is a quorum at the meeting. These include proxies submitted by a broker or nominee holding shares in "street name" who indicates on the proxy card that it does not have discretionary authority to vote on the proposal. Accordingly, an abstention from voting or a "broker non-vote" has the same effect as a vote against the proposal.

If the required approval of shareholders is not obtained, BT Fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, through the Internet or in person by the trustees, officers and employees of BT Fund or by personnel of BT or ICC Distributors, Inc., the distributor of BT Fund's shares. Shareholder Communications Corporation, a third party solicitation firm, has agreed to provide proxy solicitation services to BT Fund all of which will be borne by BT.

REVOKING PROXIES

A BT Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

[  ]  By filing a written notice of revocation with BT Fund's transfer agent, or

[ ] By returning before the time of the meeting a duly executed proxy with a later date than the proxy being revoked, or

[ ] If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of BT Fund at the meeting at any time before it is voted.

Being present at the meeting alone will NOT revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of July 22, 1999, 294,974.071 shares of BT Fund were outstanding. Only shareholders of record on July 22, 1999 (the "record date") are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of BT Fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

BT Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of BT Fund's shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

TELEPHONE AND INTERNET VOTING

BT Fund may record votes over the telephone or through the Internet. In doing so, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted over the telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the funds, as of July 22, 1999, the following persons owned, of record or beneficially, 5% or more of the outstanding shares of BT Fund and MG Fund (before the reorganization) and would own, (after the reorganization), 5% or more of the shares of the MG Fund.

  --------------------------------------- ------------------- ---------------------------- --------------------------
  NAMES AND ADDRESSES OF OWNERS OF MORE        BT FUND                  MG FUND                     MG FUND
            THAN 5% OF SHARES                                    INSTITUTIONAL SHARES        INSTITUTIONAL SHARES
                                                                (BEFORE REORGANIZATION)     (AFTER REORGANIZATION)4
  --------------------------------------- ------------------- ---------------------------- --------------------------
  (1)Bankers Trust Company                     94,000                                              174,840
  FBO 2245354040                               31.867%                                               .757%
  P.O. Box 9005
  New York, NY 10008
  --------------------------------------- ------------------- ---------------------------- --------------------------
  Charles Schwab & Co.                        41,758.752                                          77,671.279
  Omnibus Account Reinvest                     14.157%                                               .336%
  Attn: Mutual Fund Acct Mgmt TEA 333-8
  101 Montgomery Street
  San Francisco, CA  94014
  --------------------------------------- ------------------- ---------------------------- --------------------------
  Bankers Trust Company                       32,500.00                                             60,450
  FBO 2548334040                               11.018%                                               .262%
  P.O. Box 9005
  New York, NY 10008
  Church Street Station
  --------------------------------------- ------------------- ---------------------------- --------------------------
  Bankers Trust Company                       27,500.00                                             51,150
  FBO 2527762424                                9.323%                                               .221%
  P.O. Box 9005
  New York, NY 10008
  Church Street Station
  --------------------------------------- ------------------- ---------------------------- --------------------------

                                       13

  --------------------------------------- ------------------- ---------------------------- --------------------------
  NAMES AND ADDRESSES OF OWNERS OF MORE        BT FUND                  MG FUND                     MG FUND
            THAN 5% OF SHARES                                    INSTITUTIONAL SHARES        INSTITUTIONAL SHARES
                                                                (BEFORE REORGANIZATION)     (AFTER REORGANIZATION)4
  --------------------------------------- ------------------- ---------------------------- --------------------------
  Bankers Trust Company                       16,592.92                                            30,862.83
  FBO 2313124040                                5.625%                                               1.33%
  P.O. Box 9005
  New York, NY 10008
  Church Street Station
  --------------------------------------- ------------------- ---------------------------- --------------------------
  (2,3)Harris Trust                                                  8,091,825.93                8,091,825.93
  c/o Motorola Pension Fund                                             35.87%                      35.02%
  111 West Monroe
  P.O. Box 755
  Chicago, IL 60690-0755
  --------------------------------------- ------------------- ---------------------------- --------------------------
  (2,3)Public School Employees Retirement                            5,942,369.53                5,942,369.53
  System                                                                26.34%                      25.71%
  c/o State Street PA SVCS
  30 N 3rd Street, Suite 750
  Harrisburg, PA 17101-1713
  --------------------------------------- ------------------- ---------------------------- --------------------------
  (2)Northern Trust Company TR                                       5,908,847.35                5,908,847.35
  c/o Motorola Employees Savings and                                    26.19%                      25.57%
  Profit Sharing Trust 17-72410
  P.O. Box 92956
  Chicago, IL 60675-2956
  --------------------------------------- ------------------- ---------------------------- --------------------------
  Public Employees' Retirement                                       2,485,230.27                2.485,230.27
  Association                                                           11.02%                      10.75%
  Attn: Daryl Roberts
  1300 Logan Street
  Denver, CO  80203-2386
  --------------------------------------- ------------------- ---------------------------- --------------------------

(1)As of July 22, 1999, an owner of greater than 25% of the outstanding shares of BT Fund.
(2)As of July 22, 1999, an owner of greater than 25% of the outstanding shares of the Institutional Class of MG Fund.
(3)After the reorganization, an owner of greater than 25% of the outstanding share of the Institutional Class of MG Fund.
(4)As of July 22, The table reflects PRO FORMA exchange ratios of approximately
1.86 MG Fund Institutional shares being issued for each share of BT Fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios as previously discussed.

As of July 22, 1999, the trustees and officers of BT Fund and MG Fund, each as a group, owned in the aggregate less than 1% of the outstanding shares of their respective funds.

                                     EXPERTS

The financial statements and the financial highlights of BT Fund as of September 30, 1998 and for the period then ended and of MG Fund as of October 31, 1998 and for the period/years in the period then ended are incorporated by reference into this proxy statement and prospectus. These financial statements and highlights for each of BT Fund and MG Fund have been audited by PricewaterhouseCoopers LLP, independent accountants for each fund, as stated in the reports appearing in the respective Annual Report to shareholders which is incorporated by reference in the statement of additional information. These financial statements and highlights are included in reliance upon the reports given upon the authority of such firm as an expert in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (at prescribed rates) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the following regional offices: Chicago (500 West Madison Street, Suite 1400, Chicago, Illinois); and New York (7 World Trade Center, Suite 1300, New York, New York). Copies of such material can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

                      AGREEMENT AND PLAN OF REORGANIZATION



         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "AGREEMENT") is made as of this ____th day of __________, 1999, among (i) Morgan Grenfell Investment Trust (the "MORGAN GRENFELL TRUST"), a business trust organized under the laws of the State of Delaware with its principal place of business at 885 Third Avenue, New York, New York 10022, on behalf of Morgan Grenfell Emerging Markets Equity Fund (the "ACQUIRING FUND"), a series of the Morgan Grenfell Investment Trust (the "MORGAN GRENFELL TRUST"), and (ii) BT Investment Funds (the "BT TRUST"), a business trust organized under the laws of The Commonwealth of Massachusetts with its principal place of business at One South Street, Baltimore, Maryland 21202, on behalf of Global Emerging Markets Equity Fund (the "ACQUIRED FUND"), series of the BT Trust.

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "CODE"). The reorganization (the "REORGANIZATION") will consist of (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) the issuance of Institutional Class shares of beneficial interest of the Acquiring Fund (collectively, the "ACQUIRING FUND SHARES" and each, an "ACQUIRING FUND SHARE") to the Acquired Fund, and (b) the assumption by the Acquiring Fund of certain scheduled liabilities of the Acquired Fund, and (ii) the distribution by the Acquired Fund, on the Closing Date herein referred to or as soon thereafter as conveniently practicable, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund and the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Morgan Grenfell Trust and the BT Trust are each registered investment companies of the management type and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

         WHEREAS, the Board of Trustees of the Morgan Grenfell Trust has determined that the exchange of all of the assets and certain of the liabilities of the Acquired Fund for Acquiring Fund Shares is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

         WHEREAS, the Board of Trustees of the BT Trust has determined that the exchange of all of the assets and certain of the liabilities of the Acquired Fund for Acquiring Fund Shares and the assumption of such liabilities by the Acquired Fund is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ACQUIRED FUND'S SCHEDULED LIABILITIES AND LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.


         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer its assets transferred to Acquiring Fund as set forth in paragraph 1.2 to the Acquiring Fund free and clear of all liens and encumbrances, and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by dividing the value of the Acquired Fund's net assets transferred to Acquiring Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner as of the time and date set forth in paragraph 2.2; and (ii) to assume certain scheduled liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "CLOSING").

         1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all of its property, including, without limitation, all good will, all interests in the name of the Acquired Fund, all other intangible property and all books and records of the Acquired Fund.

                  (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion described in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of the Acquired Fund prepared by Bankers Trust Company, as administrator of the Acquired Fund, as of the Valuation Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Acquired Fund reflected in that unaudited Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, not reflected thereon.

         1.4. On the Closing Date or as soon thereafter as is conveniently practicable (the "LIQUIDATION Date"), the Acquired Fund will liquidate and distribute pro rata to the Acquired Fund's shareholders of record determined as of the close of business on the Closing Date (the "ACQUIRED FUND SHAREHOLDERS"), the Acquiring Fund Shares it receives pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund's shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 1.1. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

         1.6. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

         1.8. The Acquired Fund shall, following the Closing Date and the making of all distributions pursuant to paragraph 1.4, be terminated under the laws of The Commonwealth of Massachusetts and in accordance with its governing documents.

         2.       VALUATION

         2.1. The value of the assets of the Acquired Fund to be transferred, and liabilities of the Acquired Fund to be assumed, hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE") on the Closing Date (such time and date being hereinafter called the "VALUATION DATE"), using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquired Fund.

         2.2. The net asset value of the Acquiring Fund Shares shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the then current prospectus or statement of additional information of the Acquiring Fund.

         2.3. All computations of value shall be made by Brown Brothers Harriman & Co. in accordance with its regular practice as pricing agent for the Acquiring Fund.

         3.       CLOSING AND CLOSING DATE

         3.1. The Closing Date shall be September 30, 1999, or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held as of 5:00 p.m. at the offices of Bankers Trust Company, One South Street, Baltimore, Maryland 21202, or at such other time and/or place as the parties may agree.

         3.2. The custodian for the Acquired Fund (the "CUSTODIAN") shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund's assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

         3.3. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the BT Investment Portfolios shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the parties hereto is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4. The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names, addresses, taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing, certified on behalf of the Acquired Fund by the President or a Vice President of the BT Trust. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund's account on the Closing Date to the Secretary of the BT Trust on behalf of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

         4.       REPRESENTATIONS AND WARRANTIES

         4.1. The BT Trust and the Acquired Fund represent and warrant to the Morgan Grenfell Trust and the Acquiring Fund as follows:

         (a) The Acquired Fund is a series of the BT Trust, which is a business trust, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The BT Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "COMMISSION") as an investment company under the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT") is in full force and effect;

         (c) The BT Trust is not, and the execution, delivery and performance of this Agreement in respect of the Acquired Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the BT Trust is a party or by which it is bound;

         (d) The BT Trust has no material contracts or other commitments (other than this Agreement) with respect to the Acquired Fund which will be terminated with liability to the BT Trust or to the Acquired Fund prior to the Closing Date;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the BT Trust with respect to the Acquired Fund or any of the Acquired Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquiring Fund. The BT Trust and the Acquired Fund know of no facts which might form the basis for the institution of such proceedings and neither the BT Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the BT Trust's ability to consummate the transactions herein contemplated;

         (f) The Statement of Assets and Liabilities of the Acquired Fund as of September 30, 1998, has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein;

         (g) Since September 30, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by each of the other parties hereto. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund shall not constitute a material adverse change;

         (h) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on such returns shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such for its final taxable year ending on the Closing Date;

         (j) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into any shares of the Acquired Fund;

         (k) At the Closing Date, the BT Trust in respect of the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933 (the "SECURITIES ACT"), other than as disclosed in writing to, and acknowledged in writing by, the Acquiring Fund;

         (1) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the BT Trust's Board of Trustees on behalf of the Acquired Fund, and, subject to the approval of the Acquired Fund shareholders, assuming due authorization, execution and delivery by the Morgan Grenfell Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the BT Trust in respect of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The information to be furnished by the Acquired Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

         (n) The proxy statement of the Acquired Fund (the "PROXY STATEMENT") to be included in the registration statement on Form N-14 of the Acquiring Fund (the "REGISTRATION STATEMENT") (other than information therein that relates to the Acquiring Fund and supplied in writing by the Acquiring Fund for inclusion therein) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

         (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

         (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund; and

         (q) The prospectus of the Acquired Fund dated January 31, 1999, and any amendments or supplements thereto, previously furnished to the Acquiring Fund, does not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2. The Morgan Grenfell Trust and the Acquiring Fund represent and warrant to each of the other parties hereto as follows:

         (a) The Acquiring Fund is a series of the Morgan Grenfell Trust, which is a business trust, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would not subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Morgan Grenfell Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The current prospectus of and statement of additional information of the Morgan Grenfell Trust conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (d) At the Closing Date, the Morgan Grenfell Trust will have good and marketable title to the Acquiring Fund's assets;

         (e) The Morgan Grenfell Trust is not, and the execution, delivery and performance of this Agreement on behalf of the Acquiring Fund will not result, in a material violation of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Morgan Grenfell Trust is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Morgan Grenfell Trust with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, except as previously disclosed in writing to, and acknowledged in writing by, the Acquired Fund. The Morgan Grenfell Trust and the Acquiring Fund know of no facts which might form the basis for the institution of such proceedings and neither the Morgan Grenfell Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Morgan Grenfell Trust's ability on behalf of the Acquiring Fund to consummate the transactions contemplated herein;

         (g) The Statement of Assets and Liabilities of the Acquiring Fund as of October 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (copies of which have been furnished to each of the other parties hereto) fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (h) Since October 31, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change;

         (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed by such dates shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

         (j) For each taxable year of its operations, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such on the Closing Date;

         (k) At the date hereof, all issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, nor is there outstanding any security convertible into shares of the Acquiring Fund;

         (1) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Morgan Grenfell Trust's Board of Trustees on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery by the BT Trust on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Morgan Grenfell Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (m) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

         (n) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for exemptive orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (o) The information contained in Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

         (p) The Morgan Grenfell Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act, the Investment Company Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue the Acquiring Fund's operations after the Closing Date.

         5.       COVENANTS OF EACH OF THE PARTIES

         5.1. The BT Trust, on behalf of the Acquired Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable (except to the extent distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 8.6 hereof), in each case payable either in cash or in additional shares.

         5.2. The Morgan Grenfell Trust, on behalf of the Acquiring Fund, will operate its business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

         5.3. The BT Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.5. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

         5.6. Subject to the provisions of this Agreement, the BT Trust, on behalf of the Acquired Fund, and the Morgan Grenfell Trust, on behalf of the Acquiring Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.7. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the BT Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the BT Trust.

         5.8. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "PROSPECTUS"), which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in the Registration Statement, in compliance with the Securities Act, the Securities Exchange Act of 1934 (the "EXCHANGE ACT"), and the Investment Company Act in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

         6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         6.1. All representations and warranties made in this Agreement by or on behalf of the Acquiring Fund shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2. The Morgan Grenfell Trust on behalf of the Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement; and

         6.3. The Acquired Fund shall have received on the Closing Date a favorable opinion from Hale and Dorr LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to Daniel O. Hirsch, Secretary of the Acquired Fund, covering the following points: That

         (i) the Acquiring Fund is a series of the Morgan Grenfell Trust, which is a business trust validly existing and in good standing under the laws of the State of Delaware and has the power, under its Declaration of Trust, to own all of its properties and assets and to carry on its business as described in its current prospectus and statement of additional information;

         (ii) this Agreement has been duly authorized, executed and delivered by the Morgan Grenfell Trust on behalf of the Acquiring Fund and, assuming that the Prospectus, Registration Statement and Proxy Statement comply with the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the BT Trust on behalf of the Acquired Fund, is a valid and binding obligation of the Morgan Grenfell Trust enforceable against the Morgan Grenfell Trust in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

         (iii) the Acquiring Fund Shares to be issued to the Acquired Fund and delivered to the Acquired Fund shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

         (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of The Declaration of Trust or By-laws of the Morgan Grenfell Trust; and

         (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for the consummation by the Morgan Grenfell Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act, the Exchange Act and the Investment Company Act, and such as may be required under state securities law.

         Such counsel may rely, as to matters governed by the laws of the State of Delaware, on an opinion of Delaware counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as the BT Trust on the behalf of the Acquired Fund may reasonably request. Finally, such opinion need not opine with respect to the applicability of Section 17(a) under the Investment Company Act or Rule 17a-8 thereunder.

         7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         7.1. All representations and warranties made in this Agreement by or on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities showing the federal tax bases and holding periods as of the Closing Date, certified by the BT Trust's Treasurer or Assistant Treasurer on behalf of the Acquired Fund; and

         7.3. The BT Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement.

         7.4. The Acquiring Fund shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Acquired Fund, in a form satisfactory to Joan A. Binstock, Secretary of the Acquiring Fund, covering the following points: That

         (i) the Acquired Fund is a series of the BT Trust, which is a business trust validly existing and in good standing under the laws of The Commonwealth of Massachusetts [and has the power, under its Declaration of Trust, to own all of its properties and assets and to carry on its business as described in its current prospectus and statement of additional information];

         (ii) this Agreement has been duly authorized, executed and delivered by the BT Trust on behalf of the Acquired Fund and, assuming that the Prospectus, the Registration Statement and the Proxy Statement comply with the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of the Agreement by the Morgan Grenfell Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the BT Trust enforceable against the BT Trust in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

         (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Declaration of Trust or By-laws of the BT Trust; and

         (iv) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for the consummation by the BT Trust of the transactions contemplated herein, except such as have been obtained under the Securities Act, the Exchange Act and the Investment Company Act, and such as may be required under state securities laws.

         Such counsel may rely, as to matters governed by the laws of The Commonwealth of Massachusetts, on an opinion of Massachusetts counsel. [Such opinion also shall include such other matters incident to the transaction contemplated hereby as the Morgan Grenfell Trust on the behalf of the Acquiring Fund may reasonably request.] Finally, such opinion need not opine with respect to the applicability of Section 17(a) under the 1940 Act or Rule 17a-8 thereunder.

8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE PARTIES

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the BT Trust's Declaration of Trust and By-laws and certified copies of the votes evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no party hereto may waive the conditions set forth in this paragraph 8.1;

         8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any party hereto, provided that any party may for itself waive any of such conditions;

         8.4. The Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

         8.5. The Acquired Fund shall have distributed to its shareholders all of its investment company taxable income, as defined in Section 852(b)(2) of the Code (prior to reduction by any dividends paid deduction), and all of its net capital gain, as such term is used in Section 852(b)(3)(C) of the Code, after reduction by any capital loss carryforward, and all of the excess of (1) its interest income excludable from gross income under Section 103(a) of the Code over (2) the deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case for its taxable year ending on the Closing Date.

         8.6. The parties shall have received a favorable opinion of Hale and Dorr LLP, addressed to the Morgan Grenfell Trust in respect of the Acquiring Fund and of Willkie Farr & Gallagher, addressed to the BT Trust in respect of the Acquired Fund and satisfactory to Joan A. Binstock and Daniel O. Hirsch, as Secretary of each of the parties, respectively, substantially to the effect that for federal income tax purposes:

         (a) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares of beneficial interest and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

         (b) No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of its assets to the Acquiring Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund and (ii) the distribution by the Acquired Fund of such Acquiring Fund Shares to the shareholders of the Acquired Fund;

         (c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of certain scheduled Acquired Fund liabilities by the Acquiring Fund;

         (d) The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer;

         (e) The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include Acquired Fund's tax holding period for those assets;

         (f) The shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of beneficial interest of the Acquired Fund solely for Acquiring Fund Shares as part of the transaction;

         (g) The basis of the Acquiring Fund Shares received by the Acquired Fund shareholders in the transaction will be the same as the basis of the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor; and

         (h) The tax holding period of the Acquiring Fund Shares received by the Acquired Fund shareholders will include, for each shareholder, the tax holding period for the shares of beneficial interest of the Acquired Fund surrendered in exchange therefor, provided that the Acquired Fund shares were held as capital assets on the date of the exchange.

         Notwithstanding anything herein to the contrary, no party hereto may waive in any material respect the conditions set forth in this paragraph 8.6.

         8.7 Each of the Acquiring Fund and the Acquired Fund agrees to make and provide representations with respect to itself that are reasonably necessary to enable Hale and Dorr LLP to deliver an opinion substantially as set forth in this paragraph 8.7.

         9.       BROKERAGE FEES AND EXPENSES

         9.1. Each party hereto represents and warrants to each other party hereto, that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         9.2. The parties have been informed by Bankers Trust Company that Bankers Trust Company will pay for all expenses incurred in connection with the Reorganization except that the Acquired Fund shall be liable for its fees and expenses incurred in connection with its liquidation and termination.

10.      ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1. The parties hereto agree that no party has made any representation, warranty or covenant not set forth herein or referred to in paragraph 8.7 hereof and that this Agreement constitutes the entire agreement between the parties.

         10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

         11.      TERMINATION

         11.1. This Agreement may be terminated at any time prior to the Closing Date by: (i) the mutual agreement of the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund; (ii) any party in the event that the other party hereto shall materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or (iii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2. In the event of any such termination, there shall be no liability for damages on the part of any party hereto or their respective Trustees or officers to any other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

         12.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund shareholders called by the BT Trust pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.      NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the BT Trust on behalf of the Acquired Fund and the Morgan Grenfell Trust on behalf of the Acquiring Fund at 885 Third Avenue, New York, New York 10022.

14.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
         LIABILITY

         14.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, corporation or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5. It is expressly agreed that the obligations of the Morgan Grenfell Trust and the BT Trust shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents or employees personally, but bind only the trust property of the Morgan Grenfell Trust or the BT Trust, as the case may be, as provided in the trust instruments of the Morgan Grenfell Trust and the BT Trust, respectively. The execution and delivery of this Agreement have been authorized by the Trustees of each of the Morgan Grenfell Trust and the BT Trust, and this Agreement has been executed by authorized officers of the Morgan Grenfell Trust and the BT Trust on behalf of the Acquired Fund and the Acquiring Fund, respectively, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Morgan Grenfell Trust and the BT Trust, as the case may be, as provided in the Declaration of Trust of the Morgan Grenfell Trust and the BT Trust, respectively.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and attested by its Secretary or Assistant Secretary.



Attest:                                BT INVESTMENT FUNDS ON BEHALF OF
                                       GLOBAL EMERGING MARKETS EQUITY FUND


By:      __________________________    By:      __________________________
Name:    Daniel O. Hirsch              Name:    __________________________
Title:   Secretary                     Title:   __________________________


Attest:                                MORGAN GRENFELL INVESTMENT TRUST
                                       ON BEHALF OF
                                       MORGAN GRENFELL EMERGING MARKETS
                                       EQUITY FUND


By:      __________________________    By:      __________________________
Name:    Joan A. Binstock              Name:    __________________________
Title:   Secretary                     Title:   __________________________

*

                               FORM OF PROXY CARD

                               BT INVESTMENT FUNDS
                       GLOBAL EMERGING MARKETS EQUITY FUND
                      One South Street, Baltimore, Maryland

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
            10:00 a.m., Eastern time, on Tuesday, September 21, 1999

         The undersigned hereby appoints Daniel O. Hirsch, Amy M. Olmert and each of them, with full power of substitution as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

         All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I. All ABSTAIN votes will be counted only in determining the existence of a quorum at the Special Meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT
      TO THE BT GLOBAL EMERGING MARKETS EQUITY FUND. THE BOARD OF TRUSTEES
                        RECOMMENDS A VOTE FOR PROPOSAL I.

The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

Receipt of the notice and the Proxy Statement, (the "Proxy Statement"), is hereby acknowledged.

To vote by Telephone

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Call 1-800-690-6903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)   Read the Proxy Statement and have the Proxy card below at hand.
2)   Go to the Website www.proxyvote.com
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY IF YOU VOTE BY TELEPHONE OR INTERNET.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

TO VOTE, MARK BOXES IN BLUE OR BLACK INK.

Vote On Proposal

I. Approval of agreement and plan of reorganization between BT Global Emerging Markets Equity Fund and Morgan Grenfell Emerging Markets Equity Fund ("MG Fund"), pursuant to which: (a) BT Fund would transfer all of its assets to MG Fund in exchange for MG Fund's assumption of BT Fund's liabilities and the issuance of Institutional shares of MG Fund to be distributed pro rata to BT Fund shareholders, and (b) BT Fund would be terminated.

                    FOR [ ]               AGAINST [ ]               ABSTAIN [ ]

Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




                             -------------------------------------------------
                             (Title or Authority)

                             -------------------------------------------------
                             (Signature)

                             -------------------------------------------------
                             (Signature)

                              Dated: [_________________________________], 1999